LEASE (Net investment in direct financing leases) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
NET INVESTMENT IN DIRECT FINANCING LEASES
Minimum lease payments to be received	¥ 8,384	$ 1,317	¥ 41,304
Unearned income	(889)	(140)	(2,539)
Net investment in direct finance leases	7,495	1,177	38,765
Current	2,699	424	25,045
Non-current	4,796	753	13,720
Total	¥ 7,495	$ 1,177	¥ 38,765